SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 16, 2002
Date of Report (Date of earliest event reported)

CAPTARIS, INC.
(Exact name of registrant as specified in its charter)

Washington	0-25186	91-1190085
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

11410 NE 122nd Way
Kirkland, Washington 98034
(Address of principal executive offices)

(425) 820-6000
(Registrant’s telephone number, including area code)

Item 5. OTHER EVENTS

On December 16, 2002, Captaris, Inc. issued a press release announcing that it completed the repurchase of 1,137,609 shares of its common stock in a privately-negotiated transaction at a purchase price of $2.05 per share. The press release is filed as Exhibit 99.1 to this Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits

99.1	Press Release issued by Captaris, Inc., dated December 16, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTARIS, INC.

Date: December 16, 2002	/s/ Jeffrey B. deCillia
Jeffrey B. deCillia, Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Captaris, Inc., dated December 16, 2002